SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K SB

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 17, 1997


                           TENGTU INTERNATIONAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                        033-27707                        77-0407366
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(State or Other                (Commission                 (I.R.S. Employer
Jurisdiction of               File Number)                   Identification
incorporation)                                                         No.)







            Suite 3825
            First Canadian Place, 100 King Street West
            Toronto,  Ontario, Canada                            M5X 1E3
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            (Address of Principal Executive Offices)             (Zip Code)


                                   (416) 368-8400
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              (Registrant's Telephone Number, Including Area Code)




635505.2

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ITEM 4.           Changes in Registrant's Certifying Accountants

         On September 17, 1997, the Registrant was notified by Deloitte & Touche LLP ("D&T") that such firm was resigning, as of that date, as the Registrant's independent auditors. The Registrant has not as of the date hereof retained new independent auditors.

         The Registrant retained D&T as its principal auditors on June 4, 1997, to audit its consolidated financial statements as at and for the fiscal year ended June 30, 1997. Prior to its resignation, D&T did not issue any report with respect to any financial statements of the Registrant. During the period of D&T's engagement as the Registrant's independent auditors, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         D&T advised the Registrant during the course of its engagement and at the time of its resignation of key audit concerns relating to the scope of their audit and other matters which, upon further investigation, might materially impact the Registrant's financial statement, including (i) the lack of reliable accounting systems and effective internal control procedures during the fiscal year ended June 30, 1997, (ii) lack of adequate management oversight of accounting matters, (iii) a lack of sufficient supporting documentation, (iv) inadequate control over check stock and the lack of dual signatures or other controls, (v) going concern status and plans, (vi) uncertainties as to the legal status of the joint venture and other organizational documents, the nature and extent of the contributions of the Chinese joint venture partners and required Chinese government approvals with regard to the foregoing, (vii) the completeness and accuracy of all common stock and option transactions, (viii) uncertainties as to compliance with applicable securities laws in connection with prior issuances and sales of securities by or on behalf of the Registrant, and (ix) the fairness and reliability of prior financial statements which are the subject of a report by another independent accountant.

         Other than the matters set forth in the immediately preceding paragraph there were no other reportable events described in Item 304(a)(1)(iv)(B) of Regulation SB.

         The Registrant has reviewed all of the foregoing concerns raised by D&T and intends to address and take appropriate steps to address the same with new independent auditors once they are retained by the Registrant. The Registrant has authorized D&T to respond fully, without limitation, to the inquiries of the Company's successor independent auditors, once appointed by the Company, with regard to the subject matter of the reasons leading to their decision to resign as the Company's independent auditors.

635505.2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TENGTU INTERNATIONAL CORP.
                                                (Registrant)



Date: September 23, 1997                    By:____________________________
                                                  Name:  Pak Cheung
                                                  Title: Chairman

635505.2

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